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                                                                  EXHIBIT 10.17

                                   ASSIGNMENT



         This Assignment is executed at Bonita Springs this 11th day of September, 1998 by Al Johnson, a.k.a. Alan N. Johnson, pursuant to the terms of a certain Purchase Agreement dated March 23, 1998 between Lisa Lemon, Inc. and Al Johnson for the sale and purchase of real estate at 5700 South Marginal Road, Cleveland, Ohio.



WITNESSETH:

         I hereby assign and transfer to Leisure Time Hospitality, Inc. all my right, title and interest in the Purchase Agreement referred to above as Purchaser therein, acknowledging that I will remain liable for all of the promises and covenants of the Purchaser in said Agreement and the Amendment dated June 26, 1998 and any subsequent Amendment thereto and in the Promissory Note and Mortgage Deed referred to in said Purchaser Agreement.



                                          /s/ Al Johnson
                                      -----------------------------------------
                                      Al Johnson, a.k.a. Alan N. Johnson



County of Lee


State of Florida





         Sworn to before me, a Notary Public, by al Johnson, a.k.a. Alan N. Johnson, this 11th day of September, 1998.




                                        /s/Pietrina Mc Cormack
                                      -----------------------------------------
                                      Notary Public